UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 22, 2014
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-191049	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
     Steadfast Apartment REIT, Inc. (the “Company”), through its consolidated subsidiaries, has acquired fee simple interests in the following two multifamily properties: the Villages at Spring Hill (the “Spring Hill Property”), acquired by the Company on May 22, 2014, and Harrison Place Apartments (the “Harrison Place Property”), acquired by the Company on June 30, 2014. The Company is filing this Current Report on Form 8-K/A to amend each Current Report on Form 8-K below, as applicable, to provide the required financial information related to the acquisition of the Spring Hill Property and the Harrison Place Property.
This Current Report on Form 8-K/A hereby amends the following Form 8-Ks, as applicable:

•	the Company’s Current Report on Form 8-K relating to the acquisition of the Spring Hill Property, filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2014; and

•	the Company’s Current Report on Form 8-K relating to the acquisition of the Harrison Place Property, filed with the SEC on July 7, 2014.
(a) Financial Statement of Businesses Acquired.

I.	The Spring Hill Property

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2014 (unaudited) and the Year Ended December 31, 2013	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2014 (unaudited) and the Year Ended December 31, 2013	F-3

II.	The Harrison Place Property

	Report of Independent Auditors	F-5
	Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2014 (unaudited) and the Year Ended December 31, 2013	F-6
	Notes to Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2014 (unaudited) and the Year Ended December 31, 2013	F-7
(b) Pro Forma Financial Information.

Steadfast Apartment REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-9
Unaudited Pro Forma Balance Sheet as of March 31, 2014	F-10
Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2014	F-12
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013	F-15

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Apartment REIT, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Villages at Spring Hill (the “Spring Hill Property”) for the year ended December 31, 2013, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Spring Hill Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
August 8, 2014

SPRING HILL PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Three Months Ended March 31, 2014	For the Year Ended December 31, 2013
	(unaudited)
Revenues:
Rental income	$399,266	$1,582,389
Tenant reimbursements and other	32,760	120,779
Total revenues	432,026	1,703,168

Expenses:
Operating, maintenance, and management	150,710	791,493
Real estate taxes and insurance	44,012	157,210
General and administrative expenses	2,466	8,696
Total expenses	197,188	957,399
Revenues over certain operating expenses	$234,838	$745,769
See accompanying notes to statements of revenues over certain operating expenses.

SPRING HILL PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2014 (unaudited)
and the Year Ended December 31, 2013
1. DESCRIPTION OF REAL ESTATE PROPERTY
On May 22, 2014, Steadfast Apartment REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Spring Hill, Tennessee, commonly known as the Villages at Spring Hill (the “Spring Hill Property”) for an aggregate purchase price of $14,200,000, exclusive of closing costs. The Company financed the payment of the purchase price for the Spring Hill Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $9,940,000.
The Spring Hill Property was constructed in 1994 and is composed of 15 two-story buildings. The Spring Hill Property contains 176 apartments consisting of 32 one-bedroom apartments, 120 two-bedroom apartments and 24 three-bedroom apartments. The apartments range in size from 725 to 1,176 square feet and average 916 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Spring Hill Property is not a legal entity and the accompanying statements of revenues over certain expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Spring Hill Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Spring Hill Property.
The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2014 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for the year ended December 31, 2014.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Spring Hill Property was acquired from an unaffiliated party; and (2) based on due diligence of the Spring Hill Property conducted by the Company, management is not aware of any material factors relating to the Spring Hill Property that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.

SPRING HILL PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Three Months Ended March 31, 2014 (unaudited)
and the Year Ended December 31, 2013

3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Spring Hill Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other income consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENTS AND CONTINGENCIES
Litigation
The Spring Hill Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to the Spring Hill Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Spring Hill Property could result in future environmental liabilities.
5. SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on August 8, 2014.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Apartment REIT, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of Harrison Place Apartments (the “Harrison Place Property”) for the year ended December 31, 2013, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Harrison Place Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
August 8, 2014

HARRISON PLACE PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Three Months Ended March 31, 2014	For the Year Ended December 31, 2013
	(unaudited)
Revenues:
Rental income	$705,268	$2,818,939
Tenant reimbursements and other	53,703	255,765
Total revenues	758,971	3,074,704

Expenses:
Operating, maintenance, and management	232,125	1,011,043
Real estate taxes and insurance	138,771	532,250
General and administrative expenses	3,375	13,657
Total expenses	374,271	1,556,950
Revenues over certain operating expenses	$384,700	$1,517,754
See accompanying notes to statements of revenues over certain operating expenses.

HARRISON PLACE PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2014 (unaudited)
and the Year Ended December 31, 2013

1. DESCRIPTION OF REAL ESTATE PROPERTY
On June 30, 2014, Steadfast Apartment REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Indianapolis, Indiana, commonly known as the Harrison Place Apartments (the “Harrison Place Property”) for an aggregate purchase price of $27,864,250, exclusive of closing costs. The Company financed the payment of the purchase price for the Harrison Place Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $19,530,000.
The Harrison Place Property was constructed in 2001 and is composed of 34 one-story buildings and 11 three-story buildings. The Harrison Place Property contains 307 apartments consisting of 72 one-bedroom apartments, 193 two-bedroom apartments and 42 three-bedroom apartments. The apartments range in size from 719 to 1,239 square feet and average 970 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Harrison Place Property is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Harrison Place Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Harrison Place Property.
The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2014 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for the year ended December 31, 2014.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Harrison Place Property was acquired from an unaffiliated party; and (2) based on due diligence of the Harrison Place Property conducted by the Company, management is not aware of any material factors relating to the Harrison Place Property that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.

HARRISON PLACE PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Three Months Ended March 31, 2014 (unaudited)
and the Year Ended December 31, 2013

3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Harrison Place Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other income consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENTS AND CONTINGENCIES
Litigation
The Harrison Place Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to the Harrison Place Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Harrison Place Property could result in future environmental liabilities.
5. SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on August 8, 2014.

STEADFAST APARTMENT REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 21, 2014, and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014, which was filed with the SEC on May 15, 2014. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Spring Hill Property and the Harrison Place Property, which are included herein.
The following unaudited pro forma balance sheet as of March 31, 2014 has been prepared to give effect to the acquisition of the Spring Hill Property, which occurred on May 22, 2014 and the acquisition of the Harrison Place Property, which occurred on June 30, 2014, as if such acquisitions occurred on March 31, 2014.
The following unaudited pro forma statements of operations for the three months ended March 31, 2014 and for the year ended December 31, 2013 have been prepared to give effect to the acquisition of the Spring Hill Property and the Harrison Place Property (collectively referred to as the “Portfolio Properties”) as if the acquisitions occurred on January 1, 2013.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Portfolio Properties been consummated as of January 1, 2013.

STEADFAST APARTMENT REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET

As of March 31, 2014

	Steadfast Apartment REIT, Inc. Historical (a)	Pro Forma Adjustments
		Spring Hill Property (b)		Harrison Place Property (b)		Offering Proceeds (c)	Pro Forma Total
Assets:
Real Estate:
Land	$—	$1,130,314		$3,087,687		$—	$4,218,001
Building and improvements	—	12,650,066		24,288,806		—	36,938,872
Tenant origination and absorption costs	—	419,620		487,757		—	907,377
Total real estate, cost	—	14,200,000		27,864,250		—	42,064,250
Less accumulated depreciation and amortization	—	—		—		—	—
Total real estate, net	—	14,200,000		27,864,250		—	42,064,250
Cash and cash equivalents	4,622,221	(4,210,329)		(7,920,246)		15,541,856	8,033,502
Restricted cash	—	87,136		144,155		—	231,291
Rents and other receivables	94,500	—		—		—	94,500
Deferred financing costs and other assets, net	—	93,031		234,324		—	327,355
Total assets	$4,716,721	$10,169,838		$20,322,483		$15,541,856	$50,750,898

Liabilities:
Accounts payable and accrued liabilities	$21,113	$407,724		$932,030		$—	$1,360,867
Notes payable	—	9,940,000		19,530,000		—	29,470,000
Due to affiliates	625,547	244,567	(d)	491,219	(d)	—	1,361,333
Total liabilities	646,660	10,592,291		20,953,249		—	32,192,200
Commitments and Contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—		—	—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 366,609 share issued and outstanding and 1,615,242 pro forma shares as of March 31, 2014	3,666	—		—		12,486	16,152
Convertible stock, $0.01 par value per share; 1,000 shares issued and outstanding as of March 31, 2014	10	—		—		—	10
Additional paid-in capital	4,431,961	—		—		15,529,370	19,961,331
Cumulative distributions and net losses	(365,576)	(422,453)	(d)	(630,766)	(d)	—	(1,418,795)
Total stockholders’ equity	4,070,061	(422,453)		(630,766)		15,541,856	18,558,698
Total liabilities and stockholders’ equity	$4,716,721	$10,169,838		$20,322,483		$15,541,856	$50,750,898

STEADFAST APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2014

(a)	Historical financial information as of March 31, 2014, derived from the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2014.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Portfolio Properties and related cash, other assets and liabilities as if the acquisitions had occurred on March 31, 2014. The purchase price of the Portfolio Properties, exclusive of closing and other acquisition costs, was approximately $42.1 million, and was funded with proceeds from the Company’s initial public offering and with financing in the amount of approximately $29.5 million. The Company recorded the cost of tangible assets and identifiable intangible assets acquired based on their estimated fair values. The purchase price allocation for these acquisitions are preliminary and subject to change.

(c)	The pro forma adjustments assume the actual net proceeds raised in the Company’s initial public offering during the period from April 1, 2014 through June 30, 2014 were raised as of March 31, 2014.

(d)	Represents the acquisition related fees and expenses incurred in connection with the acquisition of the Portfolio Properties, not included in the historical results.

STEADFAST APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2014

	Steadfast Apartment REIT, Inc. Historical (a)	Spring Hill Property (b)	Harrison Place Property (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$—	$399,266	$705,268	$—		$1,104,534
Tenant reimbursements and other	—	32,760	53,703	—		86,463
Total revenues	—	432,026	758,971	—		1,190,997
Expenses:
Operating, maintenance and management	—	150,710	232,125	(50,319)	(c)	332,516
Real estate taxes and insurance	—	44,012	138,771	29,469	(d)	212,252
Fees to affiliates	—	—	—	91,417	(e)	91,417
Depreciation and amortization	—	—	—	359,762	(f)	359,762
Interest expense	—	—	—	164,227	(g)	164,227
General and administrative expenses	275,523	2,466	3,375	—		281,364
Acquisition costs	3,409	—	—	—		3,409
Total expenses	278,932	197,188	374,271	594,556		1,444,947
Net (loss) income	$(278,932)	$234,838	$384,700	$(594,556)		$(253,950)
Net loss per common share – basic and diluted	$(3.33)					$(0.16)
Weighted-average number of common shares outstanding, basic and diluted	83,853					1,615,242	(h)

STEADFAST APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2014

(a)	Historical financial information for the three months ended March 31, 2014 derived from the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014.

(b)	Represents the historical operations of the Portfolio Properties acquired by the Company.

(c)
Represents the exclusion of the following property management fees recorded in the historical operations of the previous owners that are not comparable to the expense the Company expects to incur in the future operations of the Portfolio Properties:

Portfolio Properties	Property Management Fees For the Three Months Ended March 31, 2014
Spring Hill Property	$19,595
Harrison Place Property	30,724
$50,319

(d)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners) for the three months ended March 31, 2014, based on management estimates as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Real Estate Taxes and Insurance For the Three Months Ended March 31, 2014
Spring Hill Property	$8,220
Harrison Place Property	21,249
$29,469

(e)
Represents adjustments made to fees to affiliates for the three months ended March 31, 2014 to include the fees to affiliates (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2014 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2013. The pro forma total fees to affiliates are as follows:

•
Investment Management Fees: Investment management fees are payable to the Company’s external advisor, Steadfast Apartment Advisor, LLC (“Advisor”), based on an annual fee, payable monthly, of 0.5% of the acquisition cost of the Portfolio Properties, including acquisition fees, acquisition expenses and any debt attributable to the Portfolio Properties, as defined in the Advisory Agreement by and among the Company, its operating partnership and Advisor (“Advisory Agreement”).

•
Property Management Fees: Property management fees are payable to the property manager based on 3.0% of the monthly gross revenues of the Portfolio Properties, as defined in the Property Management Agreement for each property.

The investment management fees that would have been payable to the Advisor and the property management fees that would have been payable to the property managers were:

	For the Three Months Ended March 31, 2014
Portfolio Properties	Investment Management Fees	Property Management Fees	Total
Spring Hill Property	$18,327	$12,961	$31,288
Harrison Place Property	37,360	22,769	60,129
	$55,687	$35,730	$91,417

(f)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2014, as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Depreciation and Amortization Expense For the Three Months Ended March 31, 2014
Spring Hill Property	$118,539
Harrison Place Property	241,223
$359,762
Depreciation expense on the purchase price of building and furniture & fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2014, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2013, as follows:

Portfolio Properties	Initial Mortgage Debt	Interest Expense For the Three Months Ended March 31, 2014
Spring Hill Property	$9,940,000	$60,342
Harrison Place Property	19,530,000	103,885
	$29,470,000	$164,227

(h)
Represents the actual number of shares of the Company’s common stock outstanding as of June 30, 2014. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2013.

STEADFAST APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

	Steadfast Apartment REIT, Inc. Historical (a)	Spring Hill Property (b)	Harrison Place Property (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$—	$1,582,389	$2,818,939	$—		$4,401,328
Tenant reimbursements and other	—	120,779	255,765	—		376,544
Total revenues	—	1,703,168	3,074,704	—		4,777,872
Expenses:
Operating, maintenance and management	—	791,493	1,011,043	(201,360)	(c)	1,601,176
Real estate taxes and insurance	—	157,210	532,250	159,545	(d)	849,005
Fees to affiliates	—	—	—	1,101,870	(e)	1,101,870
Depreciation and amortization	—	—	—	2,346,425	(f)	2,346,425
Interest expense	—	—	—	665,689	(g)	665,689
General and administrative expenses	86,644	8,696	13,657	—		108,997
Acquisition costs	—	—	—	416,532	(h)	416,532
Total expenses	86,644	957,399	1,556,950	4,488,701		7,089,694
Net (loss) income	$(86,644)	$745,769	$1,517,754	$(4,488,701)		$(2,311,822)
Net loss per common share – basic and diluted	$(7.06)					$(1.43)
Weighted-average number of common shares outstanding, basic and diluted	12,273					1,615,242	(i)

STEADFAST APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

(a)	Historical financial information for the year ended December 31, 2013 derived from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(b)	Represents the historical operations of the Portfolio Properties acquired by the Company.

(c)
Represents the exclusion of the following property management fees recorded in the historical operations of the previous owners that are not comparable to the expense the Company expects to incur in the future operations of the Portfolio Properties:

Portfolio Properties	Property Management Fees For the Year Ended December 31, 2013
Spring Hill Property	$79,046
Harrison Place Property	122,314
$201,360

(d)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners) for the year ended December 31, 2013, based on management estimates as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Real Estate Taxes and Insurance For the Year Ended December 31, 2013
Spring Hill Property	$51,717
Harrison Place Property	107,828
$159,545

(e)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2013. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 1.0% of the sum of the acquisition costs of the Portfolio Properties, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 4.5% of the contract purchase price), as defined in the Advisory Agreement.

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.5% of the acquisition cost of the Portfolio Properties, including acquisition fees, acquisition expenses and any debt attributable to the Portfolio Properties, as defined in the Advisory Agreement.

•	Loan Coordination Fees: Loan coordination fees are payable based on 1.0% of the amount of new debt financed or outstanding debt assumed, as defined in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the property manager based on 3.0% of the monthly gross revenues of the Portfolio Properties, as defined in the Property Management Agreement for each property.

The acquisition fees, investment management fees, and loan coordination fees that would be due to the Advisor and the property management fees that would be due to the property managers had the Portfolio Properties been acquired on January 1, 2013 were:

	For the Year Ended December 31, 2013
Portfolio Properties	Acquisition Fees	Investment Management Fees	Loan Coordination Fees	Property Management Fees	Total
Spring Hill Property	$145,167	$73,309	$99,400	$51,095	$368,971
Harrison Place Property	295,919	149,439	195,300	92,241	732,899
	$441,086	$222,748	$294,700	$143,336	$1,101,870

(f)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, as if the Portfolio Properties were acquired on January 1, 2013, as follows:

Portfolio Properties	Depreciation and Amortization Expense For the Year Ended December 31, 2013
Spring Hill Property	$893,778
Harrison Place Property	1,452,647
$2,346,425
Depreciation expense on the purchase price of building and furniture & fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2013, as follows:

Portfolio Properties	Initial Mortgage Debt	Interest Expense For the Year Ended December 31, 2013
Spring Hill Property	$9,940,000	$244,595
Harrison Place Property	19,530,000	421,094
	$29,470,000	$665,689

(h)
Represents adjustments made to acquisition costs (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, to include those amounts incurred by the Company that were attributable to the Portfolio Properties, as if the assets had been acquired as of January 1, 2013.

Portfolio Properties	Acquisition Costs For the Year Ended December 31, 2013
Spring Hill Property	$226,670
Harrison Place Property	189,862
$416,532

(i)
Represents the actual number of shares of the Company’s common stock outstanding as of June 30, 2014. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2013.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.
Date:	August 8, 2014	By:	/s/ Kevin J. Keating
Kevin J. Keating
Principal Financial and Accounting Officer